SCHEDULE 14C
(Rule 14c-101)

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

Check the appropriate box:

☒ Preliminary Information Statement

☐ Confidential, For Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐ Definitive Information Statement

ZINGO, INC.
(Name of Registrant as Specified in Its Charter)

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☒ No fee required

☐ Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

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☐ Check box if any part of the fee is offset as provide by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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ZINGO, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD DECEMBER 21, 2007

Las Vegas, Nevada
November , 2007

An Annual Meeting of Stockholders (the "Annual Meeting") of Zingo, Inc., a Nevada corporation (the "Company"), will be held at the Port O’Call Hotel, 1935 McKnight Blvd., NE, Calgary, Alberta, Canada T2E 6V4, on Friday, December 21, 2007, at 9:00 A.M. (local time) for the following purposes:

1. To elect two directors; and

2. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on November 19, 2007, as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

Shares of Common Stock can be voted at the meeting only if the holder is present at the meeting in person or by valid proxy. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

All stockholders are cordially invited to attend the meeting.

By Order of the Board of Directors, /s/ Holly Roseberry Holly Roseberry President and Chief Executive Officer

Approximate Date of Mailing of this Information Statement: November , 2007

ZINGO, INC.

420 N. Nellis Blvd., Suite A3-146, Las Vegas, Nevada 89110

INFORMATION STATEMENT

Annual Meeting of Stockholders to be Held Decemeber 21, 2007

This Information Statement is being furnished by Zingo, Inc., a Nevada corporation ("Zingo" or the "Company"), to holders of its common stock of record November 19, 2007 (the "Record Date") in connection with an Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Port O’Call Hotel, 1935 McKnight Blvd., NE, Calgary, Alberta, Canada T2E 6V4, on December 21, 2007, at 9:00 A.M. (local time), and any adjournment or postponement thereof.

At such meeting, stockholders will consider and act upon a proposal to elect two directors.

You are entitled to vote at the Annual Meeting if you owned shares of Zingo's Common Stock as of the close of business on the Record Date, November 19, 2007. You will be entitled to cast one vote for each share of Common Stock that you owned as of that time. As of that date, we had 115,000,000 shares of Common Stock outstanding.

Stockholders who own in excess of 60% of the Company's outstanding Common Stock have advised us that they intend to vote in favor of the election of directors. It is anticipated, therefore, that the nominees for directors will be elected.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

You should rely only on the information or representations provided in or referred to in this Information Statement. Zingo has not authorized anyone else to provide you with information. You should not assume that the information in this Information Statement is accurate as of any date other than the date on the cover page of this document.

Determination of whether a matter specified in the Notice of Annual Meeting of Stockholders has been approved will be determined as follows.

As to the election of directors, those persons will be elected directors who receive a plurality of the votes cast at the Annual Meeting in person or by proxy and entitled to vote on the election.

ELECTION OF DIRECTORS

Nominees

At the Annual Meeting, the stockholders will elect two (2) directors to serve one year terms or until their respective successors are elected and qualified. The Board has no reason to believe that any of the persons named below will be unable or unwilling to serve as a nominee or as a director if elected.

Assuming a quorum is present, the two nominees receiving the highest number of affirmative votes of shares entitled to be voted for them will be elected as directors of the Company for the ensuing year.

Name	Age	Position

Holly A. Roseberry	55	Chief Executive Officer, President and Director

Mehboob Charania	51	Director

The following information with respect to the principal occupation or employment of each nominee for director, the principal business of the corporation or other organization in which such occupation or employment is carried on, and such nominee's business experience during the past five years, has been furnished to the Company by the respective director nominees:

Ms. Holly Roseberry was appointed as our President, Chief Executive Officer on August 30, 2005. Ms. Roseberry has acted as the President and Chef Executive Officer and has been a director of Hybrid Technologies, our major stockholder, since 2002. From 2001 to 2003, she acted as manager for the Azra Shopping Center, Las Vegas, Nevada. She obtained a Bachelor of Arts degree from Sacred Heart University in Bridgeport, Connecticut in 1973. Ms. Roseberry was employed from 1993 to 1996 as human resources manager, and from 1997 to 1999 as business office manager, of the Las Vegas location of Wards Department Store.

Mr. Mehboob Charania was appointed as our Secretary and Chief Financial Officer, and a director, on August 30, 2005, and has acted as the secretary, treasurer and chief financial officer of Hybrid Technologies since November 15, 2002. Since June 2001, Mr. Charania has been the owner and operator of Infusion Bistro, a restaurant located in Calgary, Alberta. From 1998 to 2001, he acted as a manager at IBM's Calgary office.

Term of Office

Our directors are appointed for a one-year term to hold office until the next annual meeting of our shareholders or until removed from office in accordance with our bylaws. Our officers are appointed by our board of directors and hold office until removed by the board.

Section 16(A) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who beneficially own more than ten percent of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based on its review of the copies of such forms received by it, the Company believes that during the fiscal year ended July 31, 2007 all such filing requirements applicable to its officers and directors were complied with.

EXECUTIVE COMPENSATION

The following table sets forth information for the periods indicated concerning the aggregate compensation paid by the Company and its subsidiaries to certain of the Company’s executive officers.

SUMMARY COMPENSATION TABLE

The following table sets forth information for the periods indicated concerning the aggregate compensation paid by the Company and its subsidiaries to certain of the Company’s executive officers (the “Named Executives”).

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonquali- fied Deferred Compensation Earnings ($)	All Other Compen- Sation	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Holly Roseberry, President and Chief Executive Officer from August 30, 2005	2006								-0-
	2007							$12,000*	$12,000
Mehboob Charania, Secretary and Director	2006								-0-
	2007								-0-

*	Ms. Roseberry received director’s fees of $12,000 in the fiscal year ended July 31, 2007.

We have not entered into any employment agreement or consulting agreement with our directors and executive officers.

There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers. Our directors and executive officers may receive stock options at the discretion of our board of directors in the future. We do not have any material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that stock options may be granted at the discretion of our board of directors.

DIRECTOR COMPENSATION

We reimburse our directors for expenses incurred in connection with attending board meetings. We paid Holly Roseberry director's fees of $12,000 for services rendered as a director in the twelve month period ended July 31, 2007. We have no formal plan for compensating our directors for their service in their capacity as directors. We may grant to our directors in the future options to purchase shares of common stock as determined by our board of directors or a compensation committee which may be established in the future. Directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of our board of directors. Other than indicated in this report, no director received and/or accrued any compensation for his or her services as a director, including committee participation and/or special assignments.

PRINCIPAL STOCKHOLDERS

The following table sets forth, as of October 31, 2007, certain information with respect to the beneficial ownership of our common stock by each stockholder known by us to be the beneficial owner of more than 5% of our common stock and by each of our current directors and executive officers. Each person has sole voting and investment power with respect to the shares of common stock, except as otherwise indicated. Beneficial ownership consists of a direct interest in the shares of common stock, except as otherwise indicated.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class(1)
Chen Wu 187 Edward Crescent Fort Coquitlam, B.C. V7A 2E4 Canada	10,000,000 common shares	8.69%
Udaya Madanayake 1532 Manning Avenue Port Coquitlam, B.C. V5Y 3JB Canada	10,000,000 common shares	8.69%
Directors and Executive Officers as a Group	-0-	-0-%
Hybrid Technologies, Inc. 5841 East Charleston, Suite 230-145 Las Vegas, NV 89142	80,000,000 common shares	69.56%

(1)	Based on 115,000,000 shares of common stock issued and outstanding as of October 31, 2007.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On August 19, 2005, we completed the acquisition of Whistlertel, formerly a wholly-owned subsidiary of Hybrid Technologies, in exchange for the issuance of 80,000,000 shares of our common stock, or 69.56% of our outstanding common stock following such issuance.

In the year ended July 31, 2007, Hybrid Technologies, Inc., made unsecured net advances to us in the approximate amount of $764,000.

 INDEPENDENT AUDITORS

Mason Russell West LLC (now Haynie & Company, as a result of a November 1, 2007 merger of Mason Russell West LLC with Haynie & Company in which its name was changed to Haynie & Company), has served as the Company's independent auditors since our 2004 fiscal year and has been appointed by the Board to continue as the Company's independent auditors for the fiscal year ending July 31, 2008. Haynie & Company has no interest, financial or otherwise, in the Company. A representative of Haynie & Company is not expected to be present at the Annual Meeting.

 Audit Fees

The aggregate fees billed by our independent auditors for the last two years were as follows:

Year ended December 31, 2006: $15,525 Year ended July 31, 2007: $24,000

 Audit Related Fees

There were no fees billed for audit related services.

Tax fees

There were no fees billed for tax compliance, tax advice and tax planning.

All other fees

There were no other fees billed by our independent auditors for the fiscal years ended December 31, 2006 and July 31, 2007.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR 2008 ANNUAL MEETING

Proposals of stockholders intended to be presented at next year's Annual Meeting of Stockholders must be received by Holly A. Roseberry, Chief Executive Officer, Zingo, Inc., 420 N. Nellis Blvd., Suite A3-146, Las Vegas, Nevada 89110, on or before October 1, 2008.

 APPENDIX - FORM 10-KSB

The Company's Form 10-KSB for the fiscal year ended July 31, 2007, containing all financial statements is attached to this proxy statement as an Appendix.

FINANCIAL INFORMATION - INCORPORATED BY REFERENCE

The Company's report on Form 10-QSB for its first fiscal quarter, the three months ended October 31, 2007, expected to be filed shortly prior to the Annual Meeting, is incorporated herein by reference.

 AVAILABILITY OF CERTAIN DOCUMENTS REFERRED TO HEREIN

THIS INFORMATION STATEMENT AND THE APPENDIX HERETO REFER TO CERTAIN DOCUMENTS OF THE COMPANY THAT ARE NOT PRESENTED HEREIN OR DELIVERED HEREWITH. SUCH DOCUMENTS ARE AVAILABLE TO ANY PERSON, INCLUDING ANY BENEFICIAL OWNER, TO WHOM THIS INFORMATION STATEMENT IS DELIVERED, UPON ORAL OR WRITTEN REQUEST, WITHOUT CHARGE, DIRECTED TO HOLLY A. ROSEBERRY, CHIEF EXECUTIVE OFFICER, ZINGO, INC., 420 N. NELLIS BLVD., SUITE A3-146, LAS VEGAS, NEVADA 89110, TELEPHONE NUMBER (877) 779-4646. IN ORDER TO ENSURE TIMELY DELIVERY OF THE DOCUMENTS, SUCH REQUESTS SHOULD BE MADE BY DECEMBER 10, 2007.

OTHER MATTERS

The Board of Directors knows of no other business that will be presented to the Annual Meeting.

By Order of the Board of Directors, /s/ HOLLY ROSEBERRY HOLLY ROSEBERRY, PRESIDENT

 Las Vegas, Nevada
November , 2007

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 10-KSB

☒	Annual Report Pursuant To Section 13 Or 15(d) Of The Securities Exchange Act Of 1934

For the fiscal year ended

☒	Transition Report Under Section 13 Or 15(d) Of The Securities Exchange Act Of 1934

For the transition period from January 1, 2007 to July 31, 2007

COMMISSION FILE NUMBER:  000-50693

ZINGO, INC.

(Name of small business issuer in its charter)

NEVADA	71-0915828
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

420 N. Nellis Blvd., Suite A3-146
Las Vegas, Nevada	89110
(Address of principal executive offices)	(Zip Code)

(877) 779-4646

Issuer's telephone number

Securities registered under
Section 12(b) of the Exchange Act:  NONE

Securities registered under
Section 12(g) of the Exchange Act:  COMMON STOCK, PAR VALUE $0.001 PER SHARE

Check whether the issuer (1) filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

Yes ☒ No ☐

Check if there is no disclosure of delinquent filers in response to Item 405 of Regulation S-B is not contained in this form, and no disclosure will be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB or any amendment to this Form 10-KSB. ☒

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). ☐ Yes ☒ No

State issuer's revenues for its most recent fiscal year: $783,572.

State the aggregate market value of the voting and non-voting common equity held by non-affiliates computed by reference to the price at which the common equity was sold, or the average bid and asked price of such common equity, as of a specified date within the past 60 days. (See definition of affiliate in Rule 12b-2 of the Exchange Act.): $19,600,000 based on the closing price for our shares of common stock of $.56 on November 6, 2007.

State the number of shares outstanding of each of the issuer's classes of common equity, as of the latest practicable date. 115,000,000 shares of common stock as at October 31, 2007.

Transitional Small Business Disclosure Format (check one): Yes ☐ No ☒

PART I

NOTE REGARDING FORWARD LOOKING STATEMENTS
CAUTIONARY STATEMENT FOR PURPOSES OF THE "SAFE HARBOR" PROVISIONS
OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

This Annual Report contains historical information as well as forward-looking statements. Statements looking forward in time are included in this Annual Report pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks and uncertainties that may cause our actual results in future periods to be materially different from any future performance suggested herein. We wish to caution readers that in addition to the important factors described elsewhere in this Form 10-KSB, the following forward looking statements, among others, sometimes have affected, and in the future could affect, our actual results and could cause our actual consolidated results during 2006, and beyond, to differ materially from those expressed in any forward-looking statements made by or on our behalf.

ITEM 1. DESCRIPTION OF BUSINESS.

Background

We were incorporated on July 15, 2002 under the laws of the State of Nevada under the name Titan Web Solutions, Inc. On August 18, 2003, we changed our name to Javakingcoffee, Inc., and on July 15, 2005 changed our name to Zingo, Inc. We had operated our business with the objective of offering a full range of business consulting services in the retail specialty coffee business in China. We changed the nature of our planned business on August 19, 2005, when we completed the acquisition of Whistlertel, formerly a wholly-owned subsidiary of Hybrid Technologies, Inc. (“Hybrid Technologies”), in exchange for the issuance of 80,000,000 shares of our common stock, or 69.56% of our outstanding common stock following such issuance. Whistlertel, the name of which was changed to Zingo Telecom Inc., was engaged in providing highly reliable and advanced telecommunications services through a VoIP system that utilizes the Internet. Hybrid Technologies is a publicly traded company that is involved in the development and marketing of electric powered vehicles and products.

On August 17, 2007, our Board of Directors approved the change in our fiscal year from the calendar year to a fiscal year ending on July 31.

Our principal executive office is located at 420 N Nellis Blvd Suite A3-146 Las Vegas, Nevada 89110. The telephone number of our principal executive office is (877) 779-4646.

Liquidity and Capital Resources

As of July 31, 2007, we had cash on hand of $5,962. During the seven months ended July 31, 2007, we have incurred operating losses totaling $753,438. On July 31, 2007, we had a working capital deficiency of $3,847,177 and a stockholders' deficit of $3,716,300.

We had 115,000,000 shares of common stock issued and outstanding as of October 31, 2007. Our common stock is traded on the OTC Bulletin Board.

General

We are engaged in providing reliable and advanced telecommunications services through our VoIP system that utilizes the Internet. Our call center has been moved from Fort Lauderdale Florida to Bangalore India. The Company has realized substantial savings from this relocation. The move was commenced early in 2007 and calls went live to India in April, followed with several weeks of staff training. The India call center is currently fully functioning and the number of trouble tickets has been reduced.

Our Telecommunications Operations

We offer telecommunications services to business and residential customers utilizing VoIP technology. The strategic initial objective of our telecommunications operations is to develop a superior multilevel platform that provides reliable and advanced telecommunications services. Our telecommunications operations are conducted through our subsidiary, Zingo Telecom, Inc. We plan to focus our efforts in North America and developed countries where the area is equipped with broadband access for Internet services. The VoIP system is developed to work via the Internet thus allowing those destinations to have access to a advanced telephone system. Our immediate focus is North America.

We interconnect to PSTN (Public Switched Telephone Networks) through a number of third party providers via VoIP, where the digital to analog for both inbound and outbound calls is done by these third party providers. We have no direct contracts with local telephone companies for direct PSTN connections. Certain intellectual property issues regarding access to PSTN connections are the subject of ongoing litigation by Verizon New York Inc. and affiliated companies (“Verizon”). According to Verizon’s complaint against Vonage Inc. (“Vonage”) filed in June 2006, Vonage used Verizon’s patented technology for VoIP services including inventions related to gateway interfaces between a packet-switched and circuit-switched network, billing and fraud detection, call services such as call forwarding and voicemail and methods related to Wi-Fi handset use in a VoIP network. Verizon has received an initial favorable court decision in litigation against Vonage Inc., which decision is under appeal by Vonage. At this time we cannot predict what effect, if any, this or other similar litigation could have on our business.

We had approximately 4,000 customers as of October, 2007. We are marketing our operations on the Internet and through print advertising, using channels to reach out into the international markets. Our success will depend on our ability to anticipate and respond to various factors affecting the industry, including new technologies, changes in customer preferences, regulatory changes, demographic trends, economic conditions, and pricing strategies of competitors.

Our VoIP Technology

VoIP uses a standard Internet connection to place phone calls, bypassing the telephone company network entirely. Major carriers like AT&T are already setting up VoIP calling plans in several markets around the United States, and the FCC is looking seriously at the potential ramifications of VoIP service.

In contrast to circuit switching that has been used by telephone networks for more than 100 years, data networks simply send and retrieve data as needed. And, instead of routing the data over a dedicated line, the data packets flow through a network along thousands of possible paths. This is called packet switching, where the sending computer chops data into small packets, with an address on each one telling the network devices where to send them, and sends the packet to a nearby router, which sends the packet to another router that is closer to the recipient computer, and so on. When the receiving computer finally gets the packets (which may have all taken completely different paths to get there), it uses instructions contained within the packets to reassemble the data into its original state. Packet switching allows several telephone calls to occupy the amount of space occupied by only one in a circuit-switched network.

Reliability issues with VoIP include:

•	VoIP is dependent on wall power.
•
Many home systems may be integrated into the phone line. Digital video recorders, digital subscription TV services and home security systems all use a standard phone line to operate. There is currently no way to integrate these products with VoIP.

•	For emergency 911 calls there is no way to associate a geographic location with an IP address. There is no way to know which call center to route the emergency call to and which EMS should respond.
•	Because VoIP uses an Internet connection, it is susceptible to all the problems normally associated with home broadband services. These factors will affect call quality:
▪	Latency
▪	Jitter
▪	Packet loss

Phone conversations can become distorted, garbled or lost because of transmission errors. VoIP is susceptible to worms, viruses and hacking.

•	All phone calls are subject to the limitations of normal computer issues.

We sell an analog telephone adaptor (ATA) that allows the user to connect a standard phone to his Internet connection for use with VoIP. The ATA is an analog-to-digital converter. It takes the analog signal from a traditional phone and converts it into digital data for transmission over the Internet.

We also sell IP Phones. These specialized phones look just like normal phones with a handset, cradle and buttons but instead of having the standard phone connectors, IP phones have an Ethernet connector. IP phones connect directly to a router and have all the hardware and software necessary to handle the IP call.

When a call is placed using VoIP, a request is sent to the soft switch asking which endpoint is associated with the dialed phone number and what that endpoint's current IP address is. Once the IP address is found, an exchange of data between the two endpoints can take place. We use the SIP (Session Initiation) protocol, developed specifically for VoIP applications, for this communication.

We offer monthly rate plans structured like cell phone plans for $19.95 per month for home use. On the business end, we offer unlimited plans for $49.95.

Our VoIP plans include:

•	Caller ID
•	Call waiting
•	Call transfer
•	Repeat dial
•	Return call
•	Three-way calling

There are also advanced call-filtering options available. These features use caller ID information to allow the user make a choice about how calls from a particular number are handled. The user can:

•	Forward the call to a particular number
•	Send the call directly to voicemail
•	Give the caller a busy signal

With our VoIP service, the user can specify a stutter dial tone and can also check voicemail via the Web or have .WAV file messages attached to an e-mail sent to his computer or handheld.

Regulatory Matters

Internet-related regulatory policies are continuing to develop. For example, the FCC could subject certain services offered by ISPs to regulation as telecommunications services. Among other things, the FCC could decide to regulate voice services provided over the Internet, such as VoIP, as “telecommunications” or a “telecommunications service” even though Internet access itself might not be regulated. Such a decision could result in our being subject to universal service fees, access fees and other fees imposed on regulated telecommunications providers as well as heightened costs of regulatory compliance. We could be adversely affected by any regulatory change that would result in the imposition of access charges on ISPs because this would substantially increase the cost of using the Internet.

State public utility commissions generally have declined to regulate enhanced or information services. However, some state commissions continue to review potential regulation of these services. There can be no assurance that state regulatory authorities will not seek to regulate aspects of these activities as telecommunications services.

Internet Taxation

The Internet Tax Non-Discrimination Act, which was passed by Congress in November 2004 and signed into law in December 2004, renewed and extended until November 2007 a moratorium on taxes on Internet access and multiple, discriminatory taxes on electronic commerce. This moratorium had previously expired in November 2003. As with the preceding Internet Tax Freedom Act, “grandfathered” states which taxed Internet access prior to October 1998 may continue to do so. Certain states have enacted various taxes on Internet access and/or electronic commerce, and selected states’ taxes are being contested on a variety of bases. However, state tax laws may not be successfully contested, and future state and federal laws imposing taxes or other regulations on Internet access and electronic commerce may arise, any of which could increase the cost of providing Internet services and could materially adversely affect our business.

Competition

Our telecommunications services also face substantial competition from other companies which provide VoIP services, most of which have significantly greater financial resources than we do. VoIP services are available from a wide range of companies including cable companies, long-distance companies, national VoIP providers and regional service providers.

Employees

As of the date of this report, we have 30 employees. We employ several consultants.

Research and Development Expenditures

We incurred no research and development expenditures in our fiscal years ended July 31, 2006 and 2007.

Patents and Trademarks

The Company does not have any granted patents or trademarks. We have a pending trademark on a stylized Z.

Risk Factors

You should be particularly aware of the inherent risks associated with our business plan. These risks include but are not limited to:

General

WE DO NOT HAVE SUFFICIENT REVENUES TO SUSTAIN OUR OPERATIONS

We have not had sufficient revenues from our telecommunication operations to operate without substantial loans from our major stockholder, Hybrid Technologies, Inc. As of July 31, 2007, we had cash on hand of $5,962. During our fiscal year ended July 31, 2007, we have incurred operating losses totaling $753,438. On July 31, 2007, we had a working capital deficiency of $3,847,177 and a stockholders' deficit of $3,716,300. We expect that we will continue to incur operating losses in the future, although such losses are decreasing. Failure to achieve or maintain profitability may materially and adversely affect the future value of our common stock.

IF WE DO NOT OBTAIN ADDITIONAL FINANCING, OUR BUSINESS WILL FAIL

Our current operating funds are less than necessary for commercialization of our products, and therefore we will need to obtain additional financing in order to complete our business plan. We do not currently have any arrangements for financing and we may not be able to find such financing if required. Market factors may make the timing, amount, terms or conditions of additional financing unavailable to us.

WE HAVE BEEN THE SUBJECT OF A GOING CONCERN OPINION FROM OUR INDEPENDENT AUDITORS, WHICH MEANS THAT WE MAY NOT BE ABLE TO CONTINUE OPERATIONS UNLESS WE OBTAIN ADDITIONAL FUNDING

Our independent auditors have added an explanatory paragraph to their audit opinions, issued in connection with our financial statements, which states that our ability to continue as a going concern is uncertain.

WE MAY NOT SUCCESSFULLY ENHANCE EXISTING OR DEVELOP NEW PRODUCTS AND SERVICES IN A COST-EFFECTIVE MANNER TO MEET CUSTOMER DEMAND IN THE RAPIDLY EVOLVING MARKET FOR INTERNET COMMUNICATIONS SERVICES.

The market for Internet and telecommunications services is characterized by rapidly changing technology, evolving industry standards, changes in customer needs and frequent new service and product introductions. We are currently focused on developing and evaluating technologies and applications associated with VoIP services. Our future success will depend, in part, on our ability to use leading technologies effectively, to continue to develop our technical expertise, to enhance our existing services and to develop new services that meet changing customer needs on a timely and cost-effective basis. We may not be able to adapt quickly enough to changing technology, customer requirements and industry standards. If we fail to use new technologies effectively, to develop our technical expertise and new services or to enhance existing services on a timely basis, either internally or through arrangements with third parties, our product and service offerings may fail to meet customer needs which would adversely affect our revenues.

OUR TELECOMMUNICATIONS SERVICE OFFERINGS MAY FAIL TO BE COMPETITIVE WITH EXISTING AND NEW COMPETITORS.

We operate in the Internet services market, which is extremely competitive. Current and prospective competitors include many large companies that have substantially greater market presence, financial, technical, marketing and other resources than we have. Competition is likely to continue increasing, particularly as large diversified telecommunications companies continue to provide VoIP services.

Because we operate in a highly competitive environment, the number of subscribers we are able to add may decline, the cost of acquiring new customers through our own sales and marketing efforts may increase, and/or the number of customers who discontinue the use of our service (churn) may increase.

VERIZON IS CLAIMING INFRINGMENT OF ITS PATENTS IN LITIGATION AGAINST VOIP PROVIDERS CONNECTING TO PSTN’S.

We interconnect to PSTN’s (Public Switched Telephone Networks) through a number of third party providers via VoIP, where the digital to analog for both inbound and outbound calls is done by these third party providers. Certain intellectual property issues regarding access to PSTN connections are the subject of ongoing litigation by Verizon New York Inc. and affiliated companies (“Verizon”). Verizon commenced litigation against Vonage Inc., a major provider of VoIP services, in June 2006, and has received an initial favorable court decision, which decision is under appeal by Vonage. The parties have recently reached a settlement in this litigation. At this time we cannot predict what effect, if any, this or other similar litigation could have on our business. Adverse court decisions in litigation against companies that are held to be using Verizon’s patented technologies for access to PSTN’s could have a significant adverse effect on our business. As described under “Item 3. Legal Proceedings”, we have received a subpoena from Verizon in one of these cases, although we are not a party to the case. We have had no commercial dealings with the defendant company in that case and responded accordingly to Verizon’s counsel.

SERVICE INTERRUPTIONS OR IMPEDIMENTS COULD HARM OUR BUSINESS.

Harmful software programs.  The networks of our third-party providers are vulnerable to damaging software programs, such as computer viruses and worms. Certain of these programs have disabled the ability of computers to access the Internet, requiring users to obtain technical support in order to gain access to the Internet. Other programs have had the potential to damage or delete computer programs. The development and widespread dissemination of harmful programs has the potential to seriously disrupt Internet usage. If Internet usage is significantly disrupted for an extended period of time, or if the prevalence of these programs results in decreased residential Internet usage, our business could be materially and adversely impacted.

Security breaches.   We depend on the security of our third-party telecommunications service providers. Unauthorized or inappropriate access to, or use of, these networks could potentially jeopardize the security of confidential information of our customers and of third parties in the future. Users or third parties may assert claims of liability against us as a result of any failure by us to prevent these activities. Although we use security measures, there can be no assurance that the measures we take will be successfully implemented or will be effective in preventing these activities. Further, the security measures of our third-party network providers may be inadequate. These activities may subject us to legal claims, may adversely impact our reputation, and may interfere with our ability to provide our services, all of which could have a material adverse effect on our business, financial position and results of operations.

Natural disaster or other catastrophic event.   Our operations and services depend on the extent to which our computer equipment and the computer equipment of our third-party network providers are protected against damage from fire, flood, earthquakes, power loss, telecommunications failures, break-ins, acts of war or terrorism and similar events. Interruptions in our services could have a material adverse effect on our ability to provide VoIP services to our customers and, in turn, on our business, financial condition and results of operations.

Network infrastructure.   We may experience increases in our telecommunications usage that exceed our available telecommunications capacity. As a result, users may be unable to register or log on to use our services, may experience a general slow-down in their Internet connection or may be disconnected from their sessions. Inaccessibility, interruptions or other limitations on the ability of customers to access our services due to excessive user demand, or any failure of our network to handle user traffic, could have a material adverse effect on our reputation.

GOVERNMENT REGULATIONS COULD FORCE US TO CHANGE OUR BUSINESS PRACTICES.

Changes in the regulatory environment regarding the Internet could cause our revenues to decrease and/or our costs to increase. The FCC, however, is examining voice services (such as VoIP). As a result, we could become subject to FCC and state regulation. The tax treatment of activities on or relating to the Internet is currently unsettled. A number of proposals have been made at the federal, state and local levels and by foreign governments that could impose taxes on the online sale of goods and services and other Internet activities. Future federal and state laws imposing taxes on the provision of goods and services over the Internet could make it substantially more expensive to operate our business.

ITEM 2. DESCRIPTION OF PROPERTY.

Our mailing address is 420 N. Nellis Blvd., Suite A3-146, Las Vegas, Nevada 89110, for which we pay $11.00 per month, on a month to month basis.

We also have an office at 2929 East Commercial Blvd., Suite 601, Fort Lauderdale, Florida. We leased this office, commencing March 9, 2007, through October 31, 2007 for a monthly rental of $1,359.

ITEM 3. LEGAL PROCEEDINGS.

We are not a party to any material legal proceedings and to our knowledge, no such proceedings are threatened or contemplated.

In addition, in March 2007 the Company was served a subpoena to produce documents related to legal proceedings initiated by Verizon involving parties that included a former prospective Company vendor. We have no responsive documents to this subpoena and have so advised counsel for the parties to the suit. Management does not believe the Company will become a party to these proceedings.

ITEM 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No matters were submitted to our security holders for a vote during the fourth quarter of our fiscal year ending July 31, 2007.

PART II

ITEM 5. MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS.

As of October 31, 2007, there were approximately 25 record owners of the Company's Common Stock. The Company's Common Stock started quoting for trade on July 1, 2004 on the National Association of Securities Dealers OTC Bulletin Board under the symbol "JVKG". Bid quotations for the common stock commenced September 1, 2005.

Period	High	Low
September 1 to September 30, 2005	$5.54	$.50
October 1 to December 31, 2005	$6.35	$2.28

January 1 to March 31, 2006	$8.86	$5.25
April 1 to June 30, 2006	$3.65	$8.10
July 1 to September 30, 2006	$3.00	$5.75
October 1 to December 31, 2006	$4.30	$1.15

January 1 to March 31, 2007	$1.41	$.57
April 1 to June 30, 2007	$.92	$.52
July 1 to July 31, 2007	$.90	$.52
August 1 to October 19, 2007	$2.50	$.63

Holders of common stock are entitled to receive such dividends as may be declared by the Board of Directors out of funds legally available therefor and, in the event of liquidation, to share pro rata in any distribution of the Company's assets after payment of liabilities. The Board of Directors is not obligated to declare a dividend. The Company has not paid any dividends and the Company does not have any current plans to pay any dividends.

Securities Authorized for Issuance under Equity Compensation Plans

The following table sets forth as of July 31, 2007 information with respect to our common stock issued and available to be issued under outstanding options, warrants and rights.

	(a)	(b)	(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	-0-	—	-0-

Equity compensation plans not approved by security holders	-0-	—	-0-

Total	-0-	—	-0-

ITEM 6. MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION

FORWARD LOOKING STATEMENTS

This annual report contains forward-looking statements that involve risks and uncertainties. We use words such as anticipate, believe, plan, expect, future, intend and similar expressions to identify such forward-looking statements. You should not place too much reliance on these forward-looking statements. Our actual results are likely to differ materially from those anticipated in these forward-looking statements for many reasons, including the risks faced by us described in this section.

INTRODUCTION

The Company was incorporated on July 15, 2002, under the laws of the State of Nevada under the name "Titan Web Solutions, Inc." On August 18, 2003, we changed our name to "Javakingcoffee, Inc." Our name was changed to Zingo, Inc. on July 15, 2005.

We had been engaged in the business of offering a full range of business consulting services to retailers in the specialty coffee industry in China until August 2005. On August 18, 2005, we entered into an Agreement and Plan of Reorganization, pursuant to which we agreed to acquire all of the outstanding shares of Whistlertel, Inc., a Nevada corporation, which was formerly a wholly-owned subsidiary of our majority stockholder, Hybrid Technologies. On August 19, 2005, we completed the acquisition of this subsidiary in exchange for the issuance of 80,000,000 shares of our common stock, or 69.56% of our outstanding common stock following such issuance to Hybrid Technologies. Through this subsidiary (now renamed Zingo Telecom, Inc.) we offer telecommunications services to business and residential customers utilizing VoIP technology. We plan to focus our efforts in many parts of the globe where the area is equipped with broadband access for Internet services. The VoIP system is developed to work via the Internet thus allowing those destinations to have access to a highly advanced telephone system.

Results Of Operations for the Year Ended July 31, 2007

We incurred a net loss of $752,879 in seven months ended July 31, 2007, which included general and administrative costs of $1,003,453.

2007 COMPARED WITH 2006

We had sales of $783,572 in the seven months ended July 31, 2007, as compared with $402,732 in the comparable period in 2006. Our gross profit on our sales for 2007 was $250,015, and for 2006, a gross loss of $205,760. Our net loss decreased from $1,186,718 in the seven months ended July 31, 2006 to $752,879 for the comparable period in 2007, primarily due to an increase in sales from $402,732 in 2006 to $783,572 in 2007.

PLAN OF OPERATION

At July 31, 2007, we had a working capital deficiency of $3,847,177 and a stockholders' deficit of $3,716,300.

We had approximately 4,000 subscribers as of October 2007. We believe that our VOIP systems are working well and we are poised for expansion of our customer base. However, at this point, the continuation of the Company as a going concern is dependent upon the continued financial support from our shareholders, our ability to obtain necessary equity financing to continue operations, and the attainment of profitable operations. Our auditors have expressed substantial doubt concerning our ability to continue as a going concern.

As of July 31, 2007, we had cash on hand of $5,962. Our liabilities at July 31, 2007, totaled $3,931,221.

Commercial Initiatives

The strategic initial objective of our telecommunications operations is to develop a superior multilevel platform that provides highly reliable and advanced telecommunications services. We plan to focus our efforts in North America and developed countries where the area is equipped with broadband access for Internet services. We are marketing our operations on the Internet and through print advertising, using channels to reach out into the international markets. Our success will depend on our ability to anticipate and respond to various factors affecting the industry, including new technologies, changes in customer preferences, regulatory changes, demographic trends, economic conditions, and pricing strategies of competitors.

5.2    Liquidity and Capital Resources

Since our incorporation, we have financed our operations almost exclusively through the sale of our common shares to investors and through advances from our directors. We expect to finance operations through the sale of equity or advances from our major stockholder, Hybrid Technologies, in the foreseeable future as we do not receive significant revenue from our current business operations. There is no guarantee that we will be successful in arranging financing on acceptable terms.

In the seven months ended July 31, 2007, we had received approximately $764,000 in net advances from our principal stockholder, Hybrid Technologies, Inc. Without such funding, we could not stay in business.

Our ability to raise additional capital is affected by trends and uncertainties beyond our control. We do not currently have any arrangements for financing and we may not be able to find such financing if required. Obtaining additional financing would be subject to a number of factors, including investor sentiment. Market factors may make the timing, amount, terms or conditions of additional financing unavailable to us.

Our auditors are of the opinion that our continuation as a going concern is in doubt. Our continuation as a going concern is dependent upon continued financial support from our shareholders and other related parties.

CRITICAL ACCOUNTING POLICIES

Recently issued pronouncements

On February 15, 2007, the FASB issued FASB Statement No. 159, The Fair Value Option for Financial Assets and Financial Liabilities - Including an Amendment of FASB Statement No. 115. The fair value option established by Statement 159 permits all entities to choose to measure eligible items at fair value at specified election dates. A business entity will report unrealized gains and losses on items for which the fair value option has been elected in earnings (or another performance indicator if the business entity does not report earnings) at each subsequent reporting date. Statement 159 is effective as of the beginning of an entity’s first fiscal year that begins after November 15, 2007.  The Company does not expect that adoption of SFAS No. 159 will have a material effect on its financial position, results of operations, or liquidity and does not currently believe it will have a material impact on our financial statements.

On September 29, 2006, the FASB issued FASB Statement No. 158, Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans — An Amendment of FASB Statements No. 87, 88, 106, and 132R. This new standard requires an employer to: (a) recognize in its statement of financial position an asset for a plan’s over funded status or a liability for a plan’s under funded status; (b) measure a plan’s assets and its obligations that determine its funded status as of the end of the employer’s fiscal year (with limited exceptions); and (c) recognize changes in the funded status of a defined benefit postretirement plan in the year in which the changes occur. The requirement to recognize the funded status of a benefit plan and the disclosure requirements are effective as of the end of the fiscal year ending after December 15, 2006, for entities with publicly traded equity securities, and at the end of the fiscal year ending after June 15, 2007, for all other entities. The requirement to measure plan assets and benefit obligations as of the date of the employer’s fiscal year-end statement of financial position is effective for fiscal years ending after December 15, 2008. The Company does not expect that adoption of SFAS No. 158 will have a material effect on its financial position, results of operations, or liquidity and does not currently believe it will have a material impact on our financial statements.

In September 2006, the FASB issued Statement No. 157, Fair Value Measurements. This new standard provides guidance for using fair value to measure assets and liabilities. Statement 157 applies whenever other standards require (or permit) assets or liabilities to be measured at fair value but does not expand the use of fair value in any new circumstances. Under Statement 157, fair value refers to the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants in the market in which the reporting entity transacts. In this standard, the FASB clarifies the principle that fair value should be based on the assumptions market participants would use when pricing the asset or liability. The provisions of Statement 157 are effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Company does not expect that adoption of SFAS No. 157 will have a material effect on its financial position, results of operations, or liquidity and does not currently believe it will have a material impact on our financial statements.

In March 2006, the FASB issued FASB Statement No. 156, Accounting for Servicing of Financial Assets - An Amendment of FASB Statement No. 140. This standard amends the guidance in FASB Statement No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. Among other requirements, Statement 156 requires an entity to recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract in various situations. Statement 156 is effective as of the beginning of an entity's first fiscal year that begins after September 15, 2006. The Company does not expect that adoption of SFAS No. 156 will have a material effect on its financial position, results of operations, or liquidity and does not currently believe it will have a material impact on our financial statements.

In February 2006, the FASB issued Statement No. 155, Accounting for Certain Hybrid Instruments. This standard amends the guidance in FASB Statements No. 133, Accounting for Derivative Instruments and Hedging Activities, and No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. Statement 155 allows financial instruments that have embedded derivatives to be accounted for as a whole (eliminating the need to bifurcate the derivative from its host) if the holder elects to account for the whole instrument on a fair value basis. Statement 155 is effective for all financial instruments acquired or issued after the beginning of an entity’s first fiscal year that begins after September 15, 2006. The Company does not expect that adoption of SFAS No. 155 will have a material effect on its financial position, results of operations, or liquidity and does not currently believe it will have a material impact on our financial statements.

On July 13, 2006, FASB Interpretation (FIN) No. 48, Accounting for Uncertainty in Income Taxes - An Interpretation of FASB Statement No. 109, was issued. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with FASB Statement No. 109, Accounting for Income Taxes. FIN 48 also prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. The new FASB standard also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. The Company has adopted the provisions of FIN 48 effective as of January 1, 2007. There is no financial statement impact from our adoption of FIN 48.

ITEM 7. FINANCIAL STATEMENTS.

ZINGO, INC.

FINANCIAL STATEMENTS

July 31, 2007

Zingo, Inc.

Index to Financial Statements

Report of Independent Registered Accounting Firm	17

Consolidated Balance Sheet as of July 31, 2007	18

Consolidated Statements of Operations for the seven months ended July 31, 2007 (audited) and 2006 (unaudited) and for the twelve months ended December 31, 2006 (audited)	19

Consolidated Statement of stockholders’ (deficit) for the Seven months ended July 31, 2007	21

Consolidated Statement of cash flows for the seven months ended July 31, 2007 (audited) and July 31, 2006 (unaudited) and for year ended December 31, 2006 (audited)	20

Notes to the financial statements	22

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of
Zingo, Inc.

We have audited the accompanying consolidated balance sheets of Zingo, Inc. as of July 31, 2007 and December 31, 2006, and the related consolidated statements of operations, stockholders’ deficit and cash flows for the seven month period ended July 31, 2007 and the twelve month period ended December 31, 2006. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly in all material respects, the financial position of Zingo, Inc. as of July 31, 2007 and December 31, 2006 and the results of operations and cash flows for the periods then ended in conformity with U.S. generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As shown in the financial statements, the Company incurred a net loss of $752,879 and $2,002,539 as of July 31, 2007 and December 31, 2006, respectively. As of July 31, 2007, current liabilities exceeded current assets by $3,847,177 and total liabilities exceeded total assets by $3,716,300. As of December 31, 2006 current liabilities exceeded current assets by $3,086,124 and total liabilities exceeded total assets by $2,960,799. These factors, and others discussed in Note 2, raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts and classification of liabilities that might be necessary in the event the Company cannot continue in existence.

/s/ Haynie & Company
Littleton, CO
November 7, 2007

ZINGO, INC.
(formerly JavaKingCoffee, Inc.)

CONSOLIDATED BALANCE SHEETS

	July 31, 2007	Dec. 31, 2006
ASSETS
Current assets:
Cash	$5,962	$8,532
Accounts receivable, net of allowance for doubtful accounts of $139,003 for July 31, 2007 and $45,794 at December 31, 2006	1,994	14,775
Inventories	27,788	13,475
Prepaid expenses	48,300	53,160
Total current assets	84,044	89,942

Property and equipment, net	89,653	84,744

Other assets	41,224	40,581
	$214,921	$215,267

LIABILITIES AND SHAREHOLDERS' DEFICIT
Current liabilities:
Accounts payable & accrued expenses	$233,828	$238,028
Deferred revenues	2,990	2,990
Advances from related party	3,694,403	2,935,048
Total current liabilities	3,931,221	3,176,066

Commitments and contingencies

Stockholders' deficit
Common stock, $.001 par value, 250,000,000 shares authorized, 115,000,000 issued and outstanding	115,000	115,000
Par value in excess of assets received	(84,107)	(89,205)
Accumulated deficit	(3,739,333)	(2,986,594)
Accumulated other comprehensive income	(7,860)	-
Total shareholders' deficit	(3,716,300)	(2,960,799)
	$214,921	$215,267

See Notes to Financial Statements

ZINGO, INC.
(formerly JavaKingCoffee, Inc.)

CONSOLIDATED STATEMENTS OF OPERATIONS

		unaudited
	SEVEN MONTHS	SEVEN MONTHS	TWELVE MONTHS
	ENDED	ENDED	ENDED
For the periods	July 31, 2007	July 31, 2006	December 31, 2006

Sales	$783,572	$402,732	$949,222
Cost of sales	533,557	608,492	1,257,110
Gross profit (loss)	250,015	(205,760)	(307,888)

General and administrative	1,003,453	981,802	1,696,036
(Loss) from operations	(753,438)	(1,187,562)	(2,003,924)

Other income (expense)	(83)	159	159
Interest income	642	685	1,226

Net (loss)	$(752,879)	$(1,186,718)	$(2,002,539)

Other comprehensive income
Foreign currency translation	(7,860)	-	-

Net comprehensive (loss)	$(760,739)	$(1,186,718)	$(2,002,539)

Net (loss) per share	$(0.01)	$(0.01)	$(0.02)

Weighted shares outstanding	115,000,000	115,000,000	115,000,000

See Notes to Financial Statements

ZINGO, INC.
(formerly JavaKingCoffee, Inc.)

CONSOLIDATED STATEMENT OF CASH FLOWS

		unaudited
	SEVEN MONTHS	SEVEN MONTHS	TWELVE MONTHS
	ENDED	ENDED	ENDED
For the periods	July 31, 2007	July 31, 2006	December 31, 2006

Cash Flows from Operating Activities
Net (loss)	$(752,879)	$(1,186,718)	$(2,002,679)
Items not affecting cash flows
Depreciation	23,570	9,919	32,312
Bad debt expense	133,481	2,465	43,329
(Increase) in accounts receivable	(120,700)	(22,542)	(52,519)
(Increase) decrease in inventories	(14,313)	(47,754)	(1,934)
(Increase) decrease in prepaid expenses	4,860	(10,436)	(7,953)
Increase in accounts payable and accrued expenses	(4,200)	54,552	175,080
Increase in deferred revenue	-	925	925
Net cash (used for) operating activities	(730,181)	(1,199,589)	(1,813,439)

Cash Flows from Investing Activities
Purchase of property and equipment	(28,479)	(72,622)	(77,598)
Increase in other assets	(643)	(581)	179
Net cash (used for) investing activities	(29,122)	(73,203)	(77,419)

Cash Flows from Financing Activities
Proceeds from APIC from majority shareholder	5,098	-	-
Net advances from majority shareholder	759,355	1,294,900	1,898,786
Net cash provided by financing activities	764,453	1,294,900	1,898,786

Effect of exchange rate changes on cash and cash equivalents	(7,720)	-	-

Increase (decrease) in cash	(2,570)	22,108	7,928

Cash at beginning of period	8,532	604	604

Cash at end of period	$5,962	$22,712	$8,532

See Notes to Financial Statements

ZINGO, INC.
(formerly JavaKingCoffee, Inc.)

CONSOLIDATED STATEMENT OF STOCKHOLDERS' DEFICIT

				Accumulated
			Par value	other
			in excess	comprehensive	Accumulated
	Shares	Par value	of assets	income	Deficit	Total
Balance January 1, 2006	115,000,000	$115,000	$(89,205)	$-	$(983,915)	$(958,120)

Net loss for the year ended December 31, 2006	-	-	-	-	(2,002,539)	(2,002,539)

Balance December 31, 2006	115,000,000	115,000	(89,205)	-	(2,986,454)	(2,960,659)

Additional paid in capital	-	-	5,098	-	-	5,098

Net loss for the year ended July 31, 2007	-	-	-	-	(752,879)	(752,879)

Foreign currency translation	-	-	-	(7,860)	-	(7,860)

Balance July 31, 2007	115,000,000	$115,000	$(84,107)	$(7,860)	$(3,739,333)	$(3,716,300)

See Notes to Financial Statements

Zingo, Inc.
(formerly JavaKing Coffee, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1. Nature of business and summary of significant accounting policies

The summary of significant accounting policies is presented to assist in the understanding of the financial statements. The financial statements and notes are the representations of management. These accounting policies conform to accounting policies generally accepted in the United States of America and have been consistently applied in the preparation of the financial statements.

History and Nature of Business
Zingo, Inc. (the Company) was originally incorporated under the name Titan Web Solutions, Inc. on July 15, 2002 under the laws of the State of Nevada. The Company changed its name to JavaKingCoffee Inc. in August 2003.

Effective August 8, 2005, the Company entered into an Agreement and Plan of Reorganization, pursuant to which the Company agreed to acquire all of the outstanding shares of WhistlerTel, Inc., a Nevada corporation, which was a wholly owned subsidiary of Hybrid Technologies, Inc. (Hybrid). The transaction was completed on August 19, 2005 by the issuance of 80,000,000 shares of the Company's stock in exchange for all of the outstanding shares of WhistlerTel's common stock.

WhistlerTel, Inc. was organized in November, 2004. The Company offers telecommunication services to businesses which provide voice communication via the Internet. The system requires high speed broadband internet access.

The business combination has been accounted for as a reverse acquisition as Hybrid has acquired sufficient stock to control the Company. Management believes that it may be beneficial to Zingo to have a market for its stock separate and apart from the market for the parent company's stock. As a reverse acquisition, the capital structure, i.e. common stock of JavaKing, remains in existence, but the reported historical operations and accumulated deficit are those of WhistlerTel from inception (November 2004). No goodwill or other intangible asset with value was identified in the acquisition.

As a result of the reverse acquisition, the Company is a 69.56% owned subsidiary of Hybrid.

Prior to 2005, the Company had not yet begun significant business operations and presented its financial statements as a business in the development stage.

Basis of consolidation
The financial statements include the accounts of the Company and its wholly owned subsidiary, Zingo Telecom, Inc. and Zingo Telecom Canada Inc. All intercompany accounts and transactions have been eliminated in consolidation.

Change in reporting year
In 2007, the Company adopted July 31 as its fiscal year. In addition to the information for the seven month period ended July 31, 2007, the accompanying financial statements include unaudited operating results and cash flows for the seven months ended July 31, 2006, for comparative purposes, and audited twelve months ended December 31, 2006.

Estimates
The preparation of financial statements prepared in accordance with the accounting standards generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

Zingo, Inc.
(formerly JavaKing Coffee, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1. Nature of business and summary of significant accounting policies (Continued)

Cash and cash equivalents
Cash and cash equivalents consist of highly liquid investments, which are readily convertible into cash with original maturities of three months or less.

Financial instruments
The fair value of accounts receivables, accounts payable and accrued expenses and advances from related parties approximates fair value based on their short maturities.

Accounts receivable
The Company provides credit to customer in the normal course of business. An allowance for accounts receivable is estimated by management based in part on the aging of receivables and historical transactions. Periodically management reviews accounts receivable for accounts that appear to be uncollectible and writes off these uncollectible balances against the allowance accordingly.

Inventories
Inventories are stated at the lower of cost or market. Cost is based on the specific identification method.

Property and equipment
Property and equipment are recorded at cost. Depreciation of property and equipment are accounted for by accelerated methods over the following estimated useful lives

Lives
Furniture and fixtures	10 years
Software	3-5 years
Computers	5 years

Long-lived assets
The Company accounts for long-lived assets in accordance with Statement of Financial Accounting Standard No. 144 (SFAS 144) "Accounting for Long-Lived Assets". The carrying value of long-lived assets is reviewed on a regular basis for the existence of facts and circumstances that may suggest impairment. The Company recognizes impairment when the sum of undiscounted future cash flows is less than the carrying amount of the asset. The write down of the asset is charged to the period in which the impairment occurs.

Income taxes
Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry forwards. Deferred tax assets and credits are measured using enacted tax rates expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the consolidated financial statements in the period that includes the enactment date.

Comprehensive income (loss)
The Company reports comprehensive income (loss) in accordance with the requirements of Statement of Financial Accounting Standards No.130. For the seven months ended July 31, 2007, the difference between net income (loss) and comprehensive income (loss) is foreign currency translation. For the year ended December 31, 2006 there is no difference between net income (loss) and comprehensive income (loss).

Zingo, Inc.
(formerly JavaKing Coffee, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1. Nature of business and summary of significant accounting policies (Continued)

Revenues
Revenues are recognized at the time that service is completed or the related products have been installed.

Advertising
Advertising costs are generally expensed and are included in selling, general and administrative expenses. Total advertising expenditures for the seven months ended July 31, 2007 and twelve months ended December 31, 2006 were approximately $2,500 and $126,000, respectively.

Shipping and handling
Shipping and handling costs associated with shipping equipment to customers are generally expensed and included in costs of sales.

Recently issued pronouncements
In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109" (FIN 48), which clarifies the accounting for uncertainty in tax positions. This Interpretation requires that we recognize in our financial statements the benefit of a tax position if that position is more likely than not of being sustained on audit, based on the technical merits of the position. The Company has adopted the provisions of FIN 48 effective as of January 1, 2007. There is no financial statement impact from our adoption of FIN 48.

In September 2006, the FASB issued Statement No. 157, "Fair Value Measurements" (FAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The provisions of FAS 157 become effective as of the beginning of our 2009 fiscal year. We do not expect the adoption of SFAS No. 157 to have a material impact on it consolidated financial position, results of operations or cash flows.

In September 2006, the FASB issued Statement No. 158, "Employer's Accounting for Defined Benefit Pension and Other Postretirement Plans - an amendment of FASB Statements No. 87, 88, 106, and 132(R)" (FAS 158). FAS 158 requires that employers recognize the funded status of their defined benefit pension and other postretirement plans on the balance sheet and recognize as a component of other comprehensive income, net of tax, the plan-related gains or losses and prior service costs or credits that arise during the period but are not recognized as components of net periodic benefit cost. We do not feel the implementation of this will a significant impact on our financial statements.

In September 2006, the Securities and Exchange Commission issued Staff Accounting Bulletin No. 108, "Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements" (SAB 108), which addresses how to quantify the effect of financial statement errors. The provisions of SAB 108 become effective as of the end of our 2007 fiscal year. We do not expect the adoption of SAB 108 to have a significant impact on our financial statements.

In February 2007, the FASB issued Statement No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities, including an amendment of FASB Statement No. 115" (FAS 159). FAS 159 permits companies to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value and establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement attributes for similar types of assets and liabilities. The provisions of FAS 159 become effective as of the beginning of our 2009 fiscal year. We are currently evaluating the impact that FAS 159 will have on our financial statements.

Zingo, Inc.
(formerly JavaKing Coffee, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1. Nature of business and summary of significant accounting policies (Continued)

Note 2. Going concern

The Company's financial statements are prepared based on the going concern principle. That principle anticipates the realization of assets and payments of liabilities through the ordinary course of business. No adjustments have been made to reduce the value of any assets or record additional liabilities, if any, if the Company were to cease to exist. The Company has incurred significant operating losses since inception. These operating losses have been funded by its parent. There are no guarantees that the parent company will continue to provide the necessary funding or whether the Company will be able to raise the capital required from other sources.

Note 3. Business combination

As discussed in Note 1, JavaKing Coffee, Inc. (JavaKing) entered into an Agreement and Plan of Reorganization, pursuant to which the Company agreed to acquire all of the outstanding shares of WhistlerTel, Inc., a Nevada corporation, and a wholly owned subsidiary of Hybrid Technologies, Inc. (Hybrid). The transaction was completed on August 19, 2005 by the issuance of 80,000,000 shares (69.56%) of the Company's stock in exchange for all of the outstanding shares of WhislerTel's common stock. The transaction has been accounted for as reverse acquisition because Hybrid has replaced the JavaKing shareholders as the party in control. In a reverse acquisition the capital structure remains that of the legally surviving entity (JavaKing) but the historical operations is that of the surviving control group (WhistlerTel).

Note 4. Other current assets

Other current assets consist of:

	July 31, 2007	December 31, 2006
Prepaid expenses	$16,637	$21,497
Amounts on deposit with venders	31,663	31,633
	$48,300	$53,160

Zingo, Inc.
(formerly JavaKing Coffee, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 5. Property and equipment

Property and equipment at consists of:

	July 31, 2007	December 31, 2006
Software	$19,993	$19,993
Autos and truck	12,224	-
Office and computer equipment	114,825	100,119
Furniture	6,806	6,806
	153,848	126,918
Less accumulated depreciation	(64,195)	(42,174)
	$89,653	$84,744

Note 6. Capital stock

As discussed in Note 1 and Note 3, the Company entered into an agreement whereby the Company issued 80,000,000 shares of its common stock to the shareholder of Whistler Tel, Inc. in exchange for all of the shares of WhistlerTel.

During the year ended December 31, 2005, the Company announced a ten for one stock split. All information related to the number of shares or per share information has been adjusted to reflect this stock split.

Note 7. Income taxes

At July 31, 2007 and December 31, 2006, the Company has deferred tax assets as a result of the net operating losses incurred from inception. The resulting deferred tax assets are reduced by a valuation allowance as discussed in note 1, equal to the deferred tax asset as it is unlikely, based on current circumstances, that the Company will ever realize a tax benefit. Deferred tax assets and the corresponding valuation allowances amounted to approximately $1,309,000 and $1,046,000 at July 31, 2007 and December 31, 2006 respectively. The statutory tax rate and effective tax rate both equal 35%.

Under current tax laws, the cumulative operating losses incurred amounting to approximately $3,739,000 and $2,989,000 at July 31, 2007 and December 31, 2006 respectively, will begin to expire in 2027.

Note 8. Commitments and contingencies

The Company leases certain real property under the terms of certain non-cancelable operating leases. It is expected that in the normal course of business the lease will be continued or replaced by a similar arrangements.

Future minimum payments under these leases are approximately:

Year ending July 31, 2008	$51,477
Year ending July 31, 2009	45,379
Year ending July 31, 2010	20,110
$96,856

Zingo, Inc.
(formerly JavaKing Coffee, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 8. Commitments and contingencies (Continued)

Total rent expense for the seven months ended July 31, 2007 and twelve months ended December 31, 2006 amounted to approximately $52,000 and $38,000, respectively.

The Company has an unconditional obligation to purchase certain technical components it resells and utilizes in its operations. The obligation was for a twelve month period and the Company did not renew the contract in 2007. As of July 31, 2007 the Company was obligated to future purchases amounting to approximately $151,000.

In addition, the Company has provided, as collateral, certain suppliers a letter of credit supplied by a certain financial institution. This arrangement requires that restricted cash be held on deposit with the financial institution and pledged as collateral for a letter of credit provided by the financial institution to suppliers. This restricted cash is recorded as other assets and amounted to approximately $41,000 for July 31, 2007 and $40,000 for December 31, 2006.

Note 9. Related party transactions

As discussed in Note 2, the Company's principal financing source has been from its parent, Hybrid Technologies, Inc. At July 31, 2007 and December 31, 2006 the Company had advances totaling approximately $3,687,000 and $2,935,000, respectively. Advances amounted to approximately $759,000 and $1,900,000, respectively, during the seven months ended July 31, 2007 and twelve months ended December 31, 2006. Without such funding, the Company could not stay in business.

The advances have no specific repayment terms and do not bear interest. The amounts are reported as current due to the relationship.

Note 10. (Loss) per share

Loss per share is computed based on the weighted average number of shares outstanding during the year. The Company has no outstanding options, warrants or other convertible instruments that could affect the calculated number of shares.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE.

Not applicable.

ITEM 8A. CONTROLS AND PROCEDURES.

As of the end of the period covered by this Form 10-KSB, the Company carried out an evaluation, under the supervision and with the participation of Holly Roseberry, the Company's Chief Executive Officer and Principal Financial and Accounting Officer, of the effectiveness of the design and operation of the Company's disclosure controls and procedures as defined in Rule 13a-15 of the Securities Exchange Act of 1934. Based upon that evaluation, the Chief Executive Officer and Principal Financial and Accounting Officer concluded that the Company's disclosure controls and procedures are effective in timely alerting her to material information relating to the Company (including its consolidated subsidiaries) required to be included in this Annual Report on Form 10-KSB. There have been no changes in the Company's internal controls or in other factors which could significantly affect internal controls subsequent to the date the Company carried out its evaluation.

ITEM 8B.  OTHER INFORMATION

None.

PART III

ITEM 9. DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS; COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT.

Our executive officers and directors and their respective ages as of October 31, 2007 are as follows:

Name	Age	Office
Holly Roseberry	55	President, Chief Executive Officer and Director
Mehboob Charania	51	Secretary, Treasurer, and Director

The following describes the business experience of our directors and executive officers, including other directorships held in reporting companies:

Ms. Holly Roseberry was appointed as our President, Chief Executive Officer on August 30, 2005. Ms. Roseberry has acted as the President and Chef Executive Officer and has been a director of Hybrid Technologies, our major stockholder, since 2002. From 2001 to 2003, she acted as manager for the Azra Shopping Center, Las Vegas, Nevada. She obtained a Bachelor of Arts degree from Sacred Heart University in Bridgeport, Connecticut in 1973. Ms. Roseberry was employed from 1993 to 1996 as human resources manager, and from 1997 to 1999 as business office manager, of the Las Vegas location of Wards Department Store.

Mr. Mehboob Charania was appointed as our Secretary and Chief Financial Officer, and a director, on August 30, 2005, and has acted as the secretary, treasurer and chief financial officer of Hybrid Technologies since November 15, 2002. Since June 2001, Mr. Charania has been the owner and operator of Infusion Bistro, a restaurant located in Calgary, Alberta. From 1998 to 2001, he acted as a manager at IBM's Calgary office.

Term of Office

Our directors are appointed for a one-year term to hold office until the next annual meeting of our shareholders or until removed from office in accordance with our bylaws. Our officers are appointed by our board of directors and hold office until removed by the board.

Section 16(A) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who beneficially own more than ten percent of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based on its review of the copies of such forms received by it, the Company believes that during the fiscal year ended July 31, 2007 all such filing requirements applicable to its officers and directors were complied with.

ITEM 10. EXECUTIVE COMPENSATION

The following table sets forth information for the periods indicated concerning the aggregate compensation paid by the Company and its subsidiaries to certain of the Company’s executive officers.

SUMMARY COMPENSATION TABLE

The following table sets forth information for the periods indicated concerning the aggregate compensation paid by the Company and its subsidiaries to certain of the Company’s executive officers (the “Named Executives”).

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards ($) (e)	Option Awards ($) (f)	Non-Equity Incentive Plan Compensation ($) (g)	Change in Pension Value and Nonquali- fied Deferred Compensation Earnings ($) (h)	All Other Compen- Sation (i)		Total ($) (j)

Holly Roseberry, President and Chief Executive Officer from August 30, 2005	2006									-0-
	2007							$12,000	*	$12,000
Mehboob Charania, Secretary and Director	2006									-0-
	2007									-0-

* Ms. Roseberry received director’s fees of $12,000 in the twelve month period ended July 31, 2007.

We have not entered into any employment agreement or consulting agreement with our directors and executive officers.

There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers. Our directors and executive officers may receive stock options at the discretion of our board of directors in the future. We do not have any material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that stock options may be granted at the discretion of our board of directors.

DIRECTOR COMPENSATION

We reimburse our directors for expenses incurred in connection with attending board meetings. We paid Holly Roseberry director's fees of $12,000 for services rendered as a director in the twelve month period ended July 31, 2007.

We have no formal plan for compensating our directors for their service in their capacity as directors. We may grant to our directors in the future options to purchase shares of common stock as determined by our board of directors or a compensation committee which may be established in the future. Directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of our board of directors. Other than indicated in this report, no director received and/or accrued any compensation for his or her services as a director, including committee participation and/or special assignments.

ITEM 11.  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

Principal Stockholders

The following table sets forth, as of October 31, 2007, certain information with respect to the beneficial ownership of our common stock by each stockholder known by us to be the beneficial owner of more than 5% of our common stock and by each of our current directors and executive officers. Each person has sole voting and investment power with respect to the shares of common stock, except as otherwise indicated. Beneficial ownership consists of a direct interest in the shares of common stock, except as otherwise indicated.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class(1)
Chen Wu 187 Edward Crescent Fort Coquitlam, B.C. V7A 2E4 Canada	10,000,000 common shares	8.69%
Udaya Madanayake 1532 Manning Avenue Port Coquitlam, B.C. V5Y 3JB Canada	10,000,000 common shares	8.69%
Directors and Executive Officers as a Group	-0-	-0-%
Hybrid Technologies, Inc. 5841 East Charleston, Suite 230-145 Las Vegas, NV 89142	80,000,000 common shares	69.56%

(1) Based on 115,000,000 shares of common stock issued and outstanding as of October 31, 2007.

ITEM 12.  CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On August 19, 2005, we completed the acquisition of Whistlertel, formerly a wholly-owned subsidiary of Hybrid Technologies, in exchange for the issuance of 80,000,000 shares of our common stock, or 69.56% of our outstanding common stock following such issuance.

In the year ended July 31, 2007, Hybrid Technologies, Inc., made unsecured net advances to us in the approximate amount of $764,000.

ITEM 13. EXHIBITS

Exhibit No.	Description

3.1	Articles of Incorporation of the Company. (Incorporated herein by reference to Exhibit 3.1 to the Company's Registration Statement on Form SB-2, filed with the Commission on May 7, 2003.)

3.2	By-Laws of the Company. (Incorporated herein by reference to Exhibit 3.2 to the Company's Registration Statement on Form SB-2 filed with the Commission on May 7, 2003.)

10.1
Memorandum of Understanding among Chen (Jason) Wu, Udaya Madanayake and Tony Castro. (Incorporated herein by reference to Exhibit 10.1 to Amendment No. 3 to the Company's Registration Statement on Form SB-2, filed with the Commission on March 29, 2004.)

10.2
Agreement between H&H Co., Ltd. and the Company, dated August 26, 2004. (Incorporated herein by reference to Exhibit 10.3 to the Company's Quarterly Report on Form 10-QSB, filed with the Commission on October 22, 2004.)

10.3
Agreement between Beijing CXSD Investment Co., Ltd. and the Company, dated April 30, 2004. (Incorporated herein by reference to Exhibit 10.2 to the Company's Quarterly Report on Form 10-QSB, filed with the Commission on October 22, 2004.)

10.4
Agreement and Plan of Reorganization, dated as of August 18, 2005, among the Company, Whistlertel, Inc. and Hybrid Technologies, Inc. (Incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K, filed with the Commission on August 24, 2005.)

21	Subsidiaries of Registrant. (Incorporated by reference to Exhibit 21 to the Company’s Annual Report on Form 10-KSB, filed with the Commission on April 16, 2007.)

31	Certification of Chief Executive Officer and Principal
Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002, filed herewith.

32	Certification of Chief Executive Officer and Principal Financial Officer Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, filed herewith.

ITEM 14.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

(1) Audit Fees.

The aggregate fees billed by our current independent auditors, Mason Russell West, LLC, for professional services rendered for the audit of our financial statement filed as part of our 2005 Form 10-KSB filing and for review of our interim financial statements filed as part of our third quarter Form 10-QSB filing for the fiscal year of 2005 are $9,670.

The aggregate fees billed by Mason Russell West, LLC for professional services rendered for the audit of our financial statement filed as part of our 2006 Form 10-KSB filing and for review of our interim financial statements filed as part of our first, second and third quarter Form 10-QSB filing for the fiscal year ended December 31, 2006 are $15,525.

As of November 1, 2007, Mason Russell West, LLC merged with and changed their name to Haynie & Company. The aggregate fees billed by Haynie & Company and Mason Russell West, LLC for professional services rendered for the audit of our financial statement filed as part of our 2007 Form 10-KSB filing and for review of our interim financial statements filed as part of our first and second quarter Form 10-QSB filings in 2007 are $24,000.

(2) Audit-Related Fees.

There have been no audit-related fees billed by our accountants in each of the last two fiscal years of our Company.

(3) Tax Fees.

There have been no tax fees billed by our accountants in each of the last two fiscal years of our Company.

(4) All Other Fees.

There have been no other fees billed by our accountants in each of the last two fiscal years of our Company.

(5)
It is the policy of our board of directors that before the accountant is engaged to render audit or non-audit services, the engagement is approved by the Board of Directors that is at present acting as the Audit Committee.

(6) Not applicable.

SIGNATURES

In accordance with Section 13 or 15(d) of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ZINGO, INC.

By:	/s/ Holly Roseberry
Holly Roseberry
Chief Executive Officer and Principal Financial Officer

Date: November 9, 2007

In accordance with the Securities Exchange Act, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Holly Roseberry
Holly Roseberry
President and C.E.O.
(President, Chief Executive Officer Principal Financial Officer and Director)
Date: November 9, 2007

By:	/s/ Mehboob Charania
Mehboob Charania
(Secretary and Director)
Date: November 9, 2007

EXHIBIT INDEX

31	Certification of Chief Executive Officer and Principal Financial Officer Pursuant to Section 302 of the Sarbanes- Oxley Act of 2002.

32	Certification of Chief Executive Officer and Principal Financial Officer Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.